SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported):

September 16, 2005

ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York 10016
(Address of principal executive offices) (Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

MARVEL ENTERPRISES, INC.

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)          Effective as of September 16, 2005, the Registrant caused its wholly owned subsidiary, Marvel Entertainment, Inc., a Delaware corporation, to be merged with and into the Registrant pursuant to the terms of a Certificate of Ownership and Merger it filed with the Secretary of State of the State of Delaware.

In the Certificate of Ownership and Merger, the Registrant also changed its name to Marvel Entertainment, Inc., effective as of September 16, 2005. Pursuant to Section 253 of the Delaware General Corporation Law, no stockholder vote was required or obtained for either the merger or the name change. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
3.1	Certificate of Ownership and Merger filed with the Delaware Secretary of State on September 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ John Turitzin

Name:	John Turitzin
Title:	Executive Vice President
and General Counsel

Date: September 19, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Ownership and Merger filed with the Delaware Secretary of State on September 16, 2005.